EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRICIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

The undersigned do hereby certify that to the best of their knowledge and belief, the Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on April 14, 2006 by  The Enlightened Gourmet, Inc., to which this certification is appended, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in such Annual  Report fairly presents, in all material respects, the financial condition and results of operations of The Enlightened Gourmet, Inc.

      Dated: April 14, 2006

       S/ ALEXANDER L. BOZZI, III

       Alexander L. Bozzi, III, President

        (principal executive officer)

       Dated: April 14, 2006

       S/ ALEXANDER L. BOZZI, III

       Alexander L. Bozzi, III, Chief Accounting Officer

        (principal financial officer)